CNI CHARTER FUNDS

Large Cap Value Fund
Institutional Class
Servicing Class
Class N

Large Cap Growth Fund
Servicing Class
Class N

Supplement dated October 12, 2012, to Prospectus dated January 28, 2012, as supplemented March 20, 2012, and Summary Prospectuses dated January 28, 2012

Effective immediately, shares of the Large Cap Value Fund and the Large Cap Growth Fund are no longer offered to new investors, either for purchase or in exchange for shares of other series of CNI Charter Funds.  An existing investor in either of those Funds, either directly or as the beneficial owner of shares held in another account (an “Existing Shareholder”), may make additional investments in the Fund and reinvest dividends and capital gain distributions.  In addition, an employee benefit plan that is an Existing Shareholder may continue to buy shares in the ordinary course of the plan’s operations, even for new plan participants.  The closure of the Large Cap Value Fund and the Large Cap Growth Fund to new investors does not restrict any shareholders from redeeming shares of those Funds.  Existing Shareholders of either of those Funds may continue to exchange into the same Class of other series of CNI Charter Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNI-SK-013-0100